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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - June 30, 1999



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)


           Pennsylvania                 1-7410                  25-1233834
     (State or other jurisdiction     (Commission           (I.R.S. Employer
          of incorporation)           File Number)          Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                          Pittsburgh, Pennsylvania                      15258
                   (Address of principal executive offices)           (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.   OTHER EVENTS

          By press releases dated June 30, 1999, and July 2, 1999, respectively, Mellon Bank Corporation announced (1) that it has completed the previously announced sale of the network services electronic transaction processing unit to U.S. Bank and (2) that it had met its June 30, 1999, year 2000 goals.

Exhibit   Description
Number

99.1 Mellon Bank Corporation Press Release, dated June 30, 1999, announcing the matter referenced in clause (1) of Item 5 above.

99.2 Mellon Bank Corporation Press Release, dated July 2, 1999, announcing the matter referenced in clause (2) of Item 5 above.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MELLON BANK CORPORATION



Date: July 6, 1999            By: /s/ STEVEN G. ELLIOTT
                                  --------------------------
                                  Steven G. Elliott
                                  Senior Vice Chairman and
                                  Chief Financial Officer
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                                 EXHIBIT INDEX

Number         Description                   Method of Filing

99.1           Press Release dated           Filed herewith
               June 30, 1999

99.2           Press Release dated           Filed herewith
               July 2, 1999